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              AMENDED AND RESTATED INCENTIVE STOCK OPTION AGREEMENT
                            UNDER THE ROCKSHOX, INC.
                                 1996 STOCK PLAN


          THIS STOCK OPTION AGREEMENT (the "Agreement"), dated as of ____________, 1998, (the "Effective Date") is entered into between ROCKSHOX, INC., a Delaware corporation (the "Company"), and Robert Kaswen (the "Optionee"), a consultant to the Company under and pursuant to the RockShox, Inc. 1996 Stock Plan (the "Plan").
                                     RECITALS

          WHEREAS, in consideration of the services performed by the Optionee, the Company previously granted the Optionee an option (the "Option") under the Plan to purchase a total of 146,853 shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

          WHEREAS, as of the Effective Date, Optionee shall no longer be an employee of the Company and the Company shall retain Optionee, and Optionee shall act, as a consultant to the Company, as the Company may reasonably request from time to time.

          NOW, THEREFORE, in consideration of such services Optionee may provide to the Company as a consultant, the Company shall not, subject to the provisions herein, immediately terminate Optionee's Options upon termination of his employment with the Company.

                      TERMS AND CONDITIONS OF THE OPTION

          (i) NATURE OF OPTION. It is intended that the Option constitute, to the extent permitted under applicable law, an Incentive Stock Option ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the "Code").

          (ii) NUMBER OF SHARES. The Option entitles the Optionee to purchase 117,482 shares of the Company's Common Stock (the "Option Shares"). 88,112 of the Option Shares are vested and exercisable as of the Effective Date (the "Vested Option") and 29,370 of the shares subject to the Option are not vested and unexercisable as of the Effective Date (the "Unvested Option").

          (iii) OPTION PRICE. The exercise price for each share of Common Stock subject to the Option shall equal $4.39 per share.

          (iv) PERIOD OF OPTION. The term of the Vested Options shall commence on May

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13, 1996, and terminate upon the expiration of ten years from such date or such earlier date as provided herein. The term of the Unvested Option shall commence on May 13, 1996, and terminate on the Effective Date. Upon termination of the Unvested Option, all rights of the Optionee with respect to such Unvested Option shall cease.

          (v) NONTRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, transferred, gifted or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          (vi) CHANGE OF OWNERSHIP. Upon a change of ownership of the Company (as described in Section 13(b) of the Plan), the Company may continue, accelerate or cancel the Option as described in Section 13(b) of the Plan, without the consent of the Optionee.

          (vii) CONSULTANCY. At the Company's written request, Optionee shall provide to the Company mutually agreed upon consulting services (which shall be acceptable to each of the Company and Optionee in their respective discretion). The Company shall pay Optionee for such services in an amount mutually agreed upon prior to the rendering of such services.

          (viii) EXERCISE PROCEDURE. The Option or any part of the Option may be exercised by giving written notice to the Company, in form satisfactory to the Company, which notice shall specify the number of whole shares to be purchased. The exercise procedure is described in Section 9 of the Plan.

          (ix) RESTRICTIONS ON TRANSFER. The Optionee understands that, if he is deemed to be an "affiliate" of the Company as defined in Rule 144 ("Rule 144") of the General Rules and Regulations promulgated under the Securities Act of 1933 (the "Act"), certificates representing shares of Common Stock acquired upon exercise of the Option may bear a legend restricting the transfer of such shares. In such instances, Optionee may resell such shares so acquired pursuant to (1) the provisions of Rule 144, without being subject to the holding period requirement of that Rule, (2) any other applicable exemption from registration under the Act or (3) a separate prospectus prepared in accordance with the requirements of the applicable form under the Act. An Optionee who is not deemed to be an "affiliate" of the Company may sell his shares acquired upon exercise of the Options without compliance with the requirements of Rule 144 or the registration requirements of the Act.

          (x) INCOME TAXES. Neither the Company nor any of its representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is in no manner relying on the Company or any of its representatives or agents for an assessment of such tax or other consequences.

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          (xi)   WRITTEN NOTICE.  Any written notice under this Agreement shall be given in the manner and shall be effective on the date provided in Section 23 of the Plan.

          (xii) EMPLOYMENT OR OTHER RELATIONSHIP. Nothing contained in the Plan shall be deemed to give the Optionee the right to be retained as a consultant to the Company, or a successor entity, or to interfere with the right of the Company or any such corporations to discharge Optionee at any time.

          (xiii) AMENDMENT AND RESTATEMENT OF STOCK OPTION AGREEMENTS. Optionee hereby acknowledges that this Agreement hereby amends and restates the Incentive Stock Option Agreement entered into between the Company and Optionee on November 4, 1996, and those Incentive Stock Options subject to the Incentive Stock Option Agreement and granted to Optionee on May 13, 1996, are now governed by, and subject to, the terms and conditions of this Agreement, as stated herein.

          (xiv) INCORPORATION OF PLAN. The Plan is hereby incorporated by reference and made a part hereof.

          (xv) AMENDMENTS. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

          (xvi) GOVERNING LAW. This Option Agreement shall be governed by and construed according to the laws of the State of California without regard to its principles of conflict of laws.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                         ROCKSHOX, INC.


                         By:
                            -----------------------------------
                         Its
                            -----------------------------------

                         OPTIONEE



                         Signed:
                                -------------------------------
                                Robert Kaswen


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